                                                                    EXHIBIT 10.5


                         AMENDMENT TO LEASE AGREEMENT
                       (Modification of terms and rents)

The purpose of this Amendment, dated September 20,1995 is to modify the terms of the Lease as noted, between Cottonwood Land and Farms, Ltd., "LESSOR, " and Carrier Access Corporation, "LESSEE," for The Premises located at 5395 Pearl Parkway, Boulder, CO.

This Amendment adds approximately 13,300 square feet and brings the total square feet leased to 37,280 (app.), as shown on Exhibit "A", modifies the term of the Lease Agreement, dated June 1, 1995 as referenced in Paragraph 2, and provides for paragraph 10 Additional Rent and the rent schedule Paragraph 31 and terms to be modified.

The Lessor hereby leases the Premises to the Lessee, and the Lessee hereby leases the Premises from the Lessor, for a term commencing at 12:01 AM. on the 1st day of January, 1996 and ending at 11:59 P.M. on the 31st day of December, 2005 unless sooner terminated as herein set forth. The Lessee agrees to pay Lessor as rent for the premises according to the terms of the RENT SCHEDULE below:

January 1, 1996     through March 31, 1996        $0.00 per month
April 1, 1996       through April 30,1996         $20,583.00 per month
May 1, 1996         through December 31,1996      $31,999.00 per month
January 1, 1997     through December 31,1997      $31,999.00 per month
January 1, 1998     through December 31,1998      $33,278.00 per month
January 1, 1999     through December 31, 1999     $34,609.00 per month
January 1, 2000     through December 31, 2000     $36,341.00 per month
January 1, 2001     through December 31, 2001     $38,157.00 per month
January 1, 2002     through December 31, 2002     $40,066.00 per month
January 1, 2003     through December 31, 2003     $42,068.00 per month
January 1, 2004     through December 31, 2004     $44,172.00 per month
January 1, 2005     through December 31, 2005     $46,381.00 per month

Paragraph 10 Additional Rent, shall be modified from sixty-five percent(65%) to one hundred percent (100%).

All other terms and conditions of the original Lease are to remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this date and year above written.

       LESSOR: Cottonwood Land and Farms, Ltd.

           BY: /s/ Richard L. Hedges
               --------------------------

       LESSEE: Carrier Access Corporation

           BY: /s/ Nancy Gene Koenig
               --------------------------
           ITS:   SEC/TREASURER
               --------------------------
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STATE OF COLORADO)
                     )SS
COUNTY OF BOULDER)


The foregoing instrument was acknowledged before me by
RICHARD L. HEDGES      , of COTTONWOOD LAND & FARMS, LTD. , Lessor,
-----------------------     ------------------------------
on the   25TH   day of   SEPTEMBER         , 1995.
       --------        --------------------     -

Witness my Hand and official Seal.

My commission expires: JUNE 2ND, 1998
                       --------------

Notary Public: /s/ signature illegible
               ------------------------



STATE OF COLORADO)
         --------    )SS
COUNTY OF BOULDER)
          -------

The foregoing instrument was acknowledged before me by
NANCY GENE KOENIG      , of CARRIER ACCESS CORPORATION    , Lessee,
-----------------------     ------------------------------
on the   21ST   day of   SEPTEMBER         , 1995.
       --------        --------------------     -

Witness my Hand and official Seal.

My commission expires: JUNE 2ND, 1998
                       --------------

Notary Public: /s/ signature illegible
               ------------------------

                                  EXHIBIT "A"


                        [FIRST FLOORPLAN APPEARS HERE]

                                  EXHIBIT "A"


                        [SECOND FLOORPLAN APPEARS HERE]